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                                                                   EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     As independent petroleum engineers, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Tom Brown, Inc.'s previously filed Registration Statements on Form S-8 Nos. 33-42991, 33-44225, 33-60191, 33-60842, 33-13157, 33-30069, 33-42011, 333-56577 and 333-69353.



                                                            RYDER SCOTT COMPANY

March 16, 1999